JOHCM GLOBAL EQUITY FUND

(The “Fund”)

A SERIES OF THE ADVISERS INVESTMENT TRUST

Supplement dated July 12, 2021

to the Fund’s Prospectus dated January 28, 2021, as amended

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At the July 9, 2021 special meeting of shareholders of the JOHCM Global Equity Fund (the “Fund”) the Agreement and Plan of Reorganization was approved for the Fund. The Fund will reorganize into the JOHCM Global Select Fund, a series of the JOHCM Funds Trust, as described in the Combined Proxy Statement/Prospectus mailed to shareholders of record (the “Reorganization”). The Fund’s shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization, as described in the Fund’s prospectus.

This Supplement should be retained for future reference.